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                                                                   EXHIBIT 10.18
                                October 17, 2000

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BACE Investments, LLC                   Robert S. Lazzeri
1522 Blake Street                       1660 Wynkoop
Denver, CO  80202                       Suite 1010
                                        Denver, CO  80202

Black Diamond Capital, LLC
4730 Table Mesa Drive
Suite H320
Boulder, CO  80301
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Gentlemen:

                  This letter agreement sets forth the agreement among PentaStar Communications, Inc. ("PentaStar"), BACE Investments, LLC ("BACE"), Black Diamond Capital, LLC ("Black Diamond") and Robert S. Lazzeri ("Lazzeri") (BACE, Black Diamond and Lazzeri are also collectively referred to as the "Founding Shareholders" and individually referred to as a "Founding Shareholder") concerning the 1,674,800 shares of PentaStar's common stock ("Common Stock") owned by BACE, the 732,419 shares of Common Stock owned by Black Diamond and the 469,499 shares of Common Stock owned by Lazzeri (such 2,876,718 total shares of Common Stock owned by BACE, Black Diamond and Lazzeri are hereinafter referred to as the "Shares").

                  1. In order to further the mutual interests of the Founding Shareholders and PentaStar, each Founding Shareholder hereby agrees with PentaStar and the other Founding Shareholders as follows:

                           (a) Except as otherwise provided in this paragraph 1,
                  each Founding Shareholder agrees that such Founding Shareholder will not sell any of the Shares (which shall expressly include (i) any stock dividends issued by PentaStar and attributable to the Shares during the term set forth in this paragraph 1, and (ii) any shares of capital stock of PentaStar issued or issuable as a result of stock splits) of such Founding Shareholder for the period ending at 5:00 p.m., Denver, Colorado time on October 26, 2001. Moreover, PentaStar shall not recognize any attempted sale of any of the Shares during the period ending at 5:00 p.m., Denver, Colorado time on October 26, 2001 which does not comply with this paragraph 1;

                           (b) Provided that the Shares of such Founding
                  Shareholder remain subject to the terms of this paragraph 1 following any sale authorized in this clause (b), a Founding Shareholder may sell Shares of such Founding Shareholder

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BACE Investments, LLC
Black Diamond Capital, LLC
Robert S. Lazzeri
October 17, 2000
Page -2-


                  to any Founding Shareholder, provided that the recipient of such Shares agrees in writing (in form and substance reasonably satisfactory to PentaStar) to be bound by the provisions of this paragraph 1 with respect to such Shares and such writing is delivered to PentaStar prior to such transfer; and

                           (c) Any Shares may also be sold at anytime pursuant
                  to a transaction (including, without limitation, a tender offer, offer to merge or acquisition of PentaStar's equity securities) involving an unaffiliated purchaser or acquiror effected pursuant to a vote in favor of such transaction (i) by a majority of the shareholders of PentaStar, if approval of the transaction by shareholders of PentaStar is required by applicable law, or (ii) by a majority of the members of the Board of Directors of PentaStar, if approval of the transaction by shareholders of PentaStar is not required by applicable law.

                  2. This letter agreement can only be amended or terminated by a writing executed by the Founding Shareholders and by PentaStar, after receipt by PentaStar of approval of such amendment or termination by a majority of the members of the Board of Directors of PentaStar who are not Founding Shareholders or owners of Founding Shareholders.

                  If this letter agreement sets forth your agreement, please so indicate by executing a copy and returning it to PentaStar.

                                        Very truly yours,

                                        PENTASTAR COMMUNICATIONS, INC.


                                        By:/s/ Robert S. Lazzeri
                                           -------------------------------------
                                               Robert S. Lazzeri
                                               Chief Executive Officer


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BACE Investments, LLC
Black Diamond Capital, LLC
Robert S. Lazzeri
October 17, 2000
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            Agreed and accepted this __17th____ day of October, 2000.

                                        BACE INVESTMENTS, LLC



                                        By: /s/ Craig J. Zoellner
                                            ------------------------------------
                                                Craig J. Zoellner, Member

                                        By: /s/ Richard M. Tyler
                                            ------------------------------------
                                                Richard M. Tyler, Member


                                        BLACK DIAMOND CAPITAL, LLC



                                        By: /s/ Blair W. McNea
                                            ------------------------------------
                                                Blair W. McNea, Managing Member


                                        /s/ Robert S. Lazzeri
                                        ----------------------------------------
                                            Robert S. Lazzeri